Exhibit 99.1

FASTFIX, INC
(A Development Stage Company)
BALANCE SHEETS
AUDITED

ASSETS

	FastFix	Madison		FastFix	Madison
	December 31, 2010	December 31, 2010	2010	December 31, 2009	December 31, 2009	2009
Current Assets
Cash and cash equivalents	$-	$-	$-	$-	$-	$-
Cash in Escrow	-	3,319	3,319	-	7,907	7,907

Total Current Assets	-	3,319	3,319	-	7,907	7,907

Property, Plant and Equipment
at cost, net of accumulated depreciation	$34,567	$-	$34,567	$113,231	$-	$113,231
Acquisition Negative Goodwill Applied	(28,300)	-	(28,300)	(106,964)	-	(106,964)

TOTAL ASSETS	$6,267	$3,319	$9,586	$6,267	$7,907	$14,174

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable	$-	$6,416	$6,416	$-	$1,805	$1,805
Loans from Shareholders	3,442	-	3,442	3,442	-	3,442
Accrued Liabilities	-	-	-	-	-	-

Total Current Liabilities	3,442	6,416	9,858	3,442	1,805	5,247

TOTAL LIABILITIES	$3,442	$6,416	$9,858	$3,442	$1,805	$5,247

Stockholders' Equity:
Preferred Stock - $0.001 par value - 5,000,000 authorized			$-			$-
and none issued or outstanding
Common Stock - $0.001 par value - 50,000,000
shares authorized, 6,034,800 issued and
outstanding for both years	$2,825	$3,210	$6,035	$2,825	$3,210	$6,035
Additional paid-in capital		17,790	17,790		17,790	17,790
Retained earnings (deficit) Accumulated During Develop Stage		(24,097)	(24,097)		(14,898)	(14,898)

TOTAL STOCKHOLDERS EQUITY	$2,825	$(3,097)	$(272)	$2,825	$6,102	$8,927

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$6,267	$3,319	$9,586	$6,267	$7,907	$14,174

FASTFIX, INC
(A Development Stage Company)
STATEMENTS OF OPERATIONS
AUDITED

	FastFix	Madison		FastFix	Madison
	December 31, 2010	December 31, 2010	2010	December 31, 2009	December 31, 2009	2009

Revenue	$-	$-	$-	$-	$-	$-

Cost of Revenue	-	-	-	-	-	-

Gross Profit (Loss)	-	-	-	-	-	-

Operating Expenses	89,464	9,199	98,663	85,478	7,890	93,368

Net Income (Loss) from Operations	(89,464)	(9,199)	(98,663)	(85,478)	(7,890)	(93,368)

Other Income (Expense), Net	-	-	-	-	12,000	12,000

Net Income (Loss)	$(89,464)	$(9,199)	$(98,663)	$(85,478)	$4,110	$(81,368)

Weighted average number of common shares
outstanding - basic and fully diluted	-	6,034,800	6,034,800	-	6,034,800	6,034,800

Net (Loss) per share - basic and fully diluted	$0.00	$-0.0015	$-0.0015	$0.0000	$0.0007	$0.0007

FASTFIX, INC
(A Development Stage Company)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
AUDITED

FASTFIX INC
	Common	Additional	Retained
	Stock	Paid In Capital	Earnings	Total

Balance at January 1, 2010	$2,825	$-	$0	$2,825

Stock Issued	-	-	-	-

Additional Paid in Capital	-	-	-	-

Retained Earnings	-	-	-	-

Net Income	-	-	-	-

Balance at December 31, 2010	$2,825	$-	$0	$2,825

MADISON ENTERPRISES
	Common	Additional	Retained
	Stock	Paid In Capital	Earnings	Total

Balance at January 1, 2010	$3,210	$17,790	$(14,898)	$6,102

Stock Issued	-	-	-	-

Additional Paid in Capital	-	-	-	-

Retained Earnings	-	-	-	-

Net Income	-	-	(9,199)	(9,199)

Balance at December 31, 2010	$3,210	$17,790	$(24,097)	$(3,097)

CONSOLIDATED
		2010

	Common	Additional	Retained
	Stock	Paid In Capital	Earnings	Total

Balance at January 1, 2010	$6,035	$17,790	$(14,898)	$8,927

Net Stock Issued (Purchased)	-	-	-	-

Additional Paid in Capital	-	-	-	-

Retained Earnings Adjustment	-	-	-	-

Net Income	-	-	(9,199)	(9,199)

Balance at December 31, 2010	$6,035	$17,790	$(24,097)	$(272)

FASTFIX INC
	Common	Additional	Retained
	Stock	Paid In Capital	Earnings	Total

Balance at January 1, 2009	$80,144	$296,106	$(192,234)	$184,016

Net Stock Issued (Purchased)	(77,319)	-	-	(77,319)

Additional Paid in Capital	-	(296,106)	-	(296,106)

Retained Earnings	-	-	-	-

Net Income	-	-	192,234	192,234

Balance at December 31, 2009	$2,825	$-	$0	$2,825

MADISON ENTERPRISES
	Common	Additional	Retained
	Stock	Paid In Capital	Earnings	Total

Balance at January 1, 2009	$3,210	$17,790	$(19,008)	$1,992

Stock Issued	-	-	-	-

Additional Paid in Capital	-	-	-	-

Retained Earnings	-	-	-	-

Net Income	-	-	4,110	4,110

Balance at December 31, 2009	$3,210	$17,790	$(14,898)	$6,102

CONSOLIDATED
		2009

	Common	Additional	Retained
	Stock	Paid In Capital	Earnings	Total

Balance at January 1, 2009	$83,354	$313,896	$(211,242)	$186,008

Net Stock Issued (Purchased)	(77,319)	-	-	(77,319)

Additional Paid in Capital	-	(296,106)	-	(296,106)

Retained Earnings Adjustment	-	-	-	-

Net Income	-	-	196,344	196,344

Balance at December 31, 2009	$6,035	$17,790	$(14,898)	$8,927

FASTFIX, INC (A Development Stage Company)
STATEMENTS OF CASH FLOWS
AUDITED

	FastFix	Madison		FastFix	Madison
	December 31, 2010	December 31, 2010	2010	December 31, 2009	December 31, 2009	2009

Cash Flows From Operating Activities
Net income (loss)	$(89,464)	$(9,199)	$(98,663)	$(85,478)	$4,110	$(81,368)

Adjustments to reconcile net income (loss) to
net cash (used) provided by operating activities:

Increase in Depreciation	89,464	-	89,464	84,917	-	84,917
(Increase) in Accounts Receivable	-	-	-	55,250	-	55,250
Increase in Accounts Payable and Accrued Expenses	-	-	-	(169)	-	(169)

Net cash (used) by operating activities	-	(9,199)	(9,199)	54,520	4,110	58,630

Cash Flows From Investing Activities

Purchase of property, plant and equipment	(10,800)	-	(10,800)	(68,350)	-	(68,350)

Net cash used in investing activities	(10,800)	-	(10,800)	(68,350)	-	(68,350)

Cash Flows From Financing Activities
Issuance of Common Stock	1,543	-	1,543	1,607	-	1,607
Increase in Loans from Shareholders	-	-	-	2,580	-	2,580
Increase in Contributed Capital	9,257	-	9,257	9,643	-	9,643

Net cash used in financing activities	10,800	-	10,800	13,830	-	13,830

Net decrease in cash and cash equivalents	-	(9,199)	(9,199)	0	4,110	4,110

Cash and cash equivalents, Beginning of Period	-	-	-	-	-	-

Cash and cash equivalents, December 31st	$-	$(9,199)	$(9,199)	$0	$4,110	$4,110